Exhibit 99.1

SolarEdge Announces Second Quarter 2026 Financial Results

Revenue of $346.2 million, representing 20% growth year-over-year

Sixth consecutive quarter of gross margin expansion  year-over-year

MILPITAS, Calif. — August 5, 2026 — SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the second quarter ended June 30, 2026.

“Our second-quarter results mark an important milestone in SolarEdge’s turnaround,” said Shuki Nir, CEO of SolarEdge. “Revenue grew 20% year over year, GAAP operating loss narrowed significantly, and we returned to non-GAAP operating profitability for the first time since the second quarter of 2023, while continuing to generate positive free cash flow. Strong demand in Europe combined with strength in U.S. C&I, more than offset industry-wide softness in U.S. residential, driving overall year-over-year growth. We are focused on building on this momentum by scaling the Nexis platform in our core markets and continuing to advance the SolarEdge SST to address the significant opportunity in AI factories.”

Second Quarter 2026 Financial Highlights

(In millions, except percentages)

	GAAP			Non-GAAP
	Q2 2026	Q1 2026	Q2 2025	Q2 2026	Q1 2026	Q2 2025
Revenue	$346.2	$310.5	$289.4	$345.5	$309.9	$281.0
Gross margin	27.5%	22.0%	11.1%	28.6%	23.5%	13.1%
Operating expenses	$111.2	$123.3	$147.6	$88.5	$97.7	$85.2
Operating income (loss)	$(16.0)	$(55.0)	$(115.5)	$10.2	$(24.8)	$(48.3)
Net income (loss)	$(30.8)	$(57.4)	$(124.7)	$3.6	$(26.3)	$(47.7)
EPS (diluted)	$(0.50)	$(0.95)	$(2.13)	$0.05	$(0.43)	$(0.81)

•	GAAP revenues were $346.2 million, up 11.5% from the prior quarter and up 19.6% from the second quarter of 2025.

•	Non-GAAP revenues were $345.5 million, up 11.5% from the prior quarter and up 23.0% from the second quarter of 2025.

•	GAAP gross margin was 27.5%, compared to 22.0% in the prior quarter and 11.1% in the second quarter of 2025. Results include a benefit of $13.3 million related to IEEPA tariff matters.

•	Non-GAAP gross margin was 28.6%, compared to 23.5% in the prior quarter and 13.1% in the second quarter of 2025. Results include a benefit of $13.3 million related to IEEPA tariff matters.

•	GAAP operating expenses were $111.2 million, compared to $123.3 million in the prior quarter and $147.6 million in the second quarter of 2025.

•	Non-GAAP operating expenses were $88.5 million, compared to $97.7 million in the prior quarter and $85.2 million in the second quarter of 2025.

•	GAAP operating loss was $16.0 million, compared to $55.0 million in the prior quarter and $115.5 million in the second quarter of 2025.

•	Non-GAAP operating income was $10.2 million, compared to a non-GAAP operating loss of $24.8 million in the prior quarter and a non-GAAP operating loss of $48.3 million in the second quarter of 2025.

•	GAAP net loss was $30.8 million, compared to $57.4 million in the prior quarter and $124.7 million in the second quarter of 2025.

•	Non-GAAP net income was $3.6 million, compared to a non-GAAP net loss of $26.3 million in the prior quarter and a non-GAAP net loss of $47.7 million in the second quarter of 2025.

•	Free cash flow was $3.1 million, compared to $20.7 million in the prior quarter and negative $9.1 million in the second quarter of 2025.

•	As of June 30, 2026, our cash and investments portfolio, net of debt, grew by $20.4 million to $264.6 million, compared to $244.2 million as of December 31, 2025.

Outlook for the Third Quarter of 2026

The Company provides the following guidance for the third quarter ending September 30, 2026. This guidance does not include any significant pull-forward of revenue and excludes potential IEEPA  refunds in the third quarter.  When including the $11.5 million of IEEPA refunds we received in July, the midpoint of our guidance implies a non-GAAP operating profit in the third quarter.

Guidance Metric	Q3 2026 Guidance
Revenue	$310 million – $340 million
Non-GAAP gross margin	22% – 26%
Non-GAAP operating expenses	$86 million – $91 million

*Non-GAAP gross margin and Non-GAAP operating expenses are non-GAAP financial measures, and these forward-looking measures have not been reconciled to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Non-GAAP gross margin and Non-GAAP operating expenses are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Conference Call

The Company will host a conference call to discuss its results for the second quarter ended June 30, 2026 at 8:00 a.m. ET on Wednesday, August 5, 2026. The live call can be accessed by dialing +800-347-6865. For international callers, please dial +203-518-9757. The Conference ID is SEDG.

To avoid a delay in connecting to the call, please dial-in 10 minutes prior to the start time.

A live webcast will also be available in the Investors Relations section of the Company's website at: http://investors.solaredge.com. A replay of the webcast will be available in the Investor Relations section of the Company's web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge Technologies is a global leader in renewable energy technology that applies world-class engineering and innovation to provide solar PV solutions for the residential and commercial segments. SolarEdge brings an optimized approach to generating, storing, managing and consuming energy. The company develops and produces PV inverters, Power Optimizers, energy management and optimization solutions, energy storage and grid services. SolarEdge's DC-optimized technology is installed in millions of sites in over 145 countries, and more than 60% of Fortune 100 companies have SolarEdge technology on their rooftops. SolarEdge is accelerating the transition towards distributed, sustainable energy networks which will optimize energy everywhere. SolarEdge is online at www.solaredge.com.

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding SolarEdge’s results, SolarEdge has disclosed in this earnings release the following non-GAAP financial measures: non-GAAP revenue, non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net earnings (loss) per share, and non-GAAP net free cash flow. SolarEdge has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure below. These non-GAAP financial measures differ from GAAP in that they exclude stock-based compensation, amortization and impairment of acquired intangible assets, restructuring and impairment charges, acquisition, disposition and other items, certain litigation and other contingencies, amortization of debt issuance cost, non-cash interest expense and non-cash revenue recognized from significant financing component, certain foreign currency exchange rates, gains and losses on investments, income and losses from equity method investments and discrete items that impacted our GAAP tax rate. Our non-GAAP financial measures also reflect the application of our non-GAAP tax rate.

SolarEdge’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, to calculate bonus payments and to evaluate SolarEdge’s financial performance, the performance of its individual functional groups and the ability of operations to generate cash. Management believes these non-GAAP financial measures reflect SolarEdge’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in SolarEdge’s business, as they exclude charges and gains that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating SolarEdge’s operating results and future prospects from the same perspective as management and in comparing financial results across accounting periods.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense that affect SolarEdge’s operations. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP and should not be considered measures of SolarEdge’s liquidity. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review SolarEdge’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements contained in this press release may contain forward-looking statements that are based on our management’s expectations, estimates, projections, beliefs and assumptions in accordance with information currently available to our management. This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information, among other things, concerning our possible or assumed future results of operations, return to positive free cash flow generation, future demands for solar energy solutions, business strategies, technology developments, new products and services, financing and investment plans; dividend policy; competitive position, industry and regulatory environment, general economic conditions; potential growth opportunities; cancellations and pushouts of existing backlog; installation rates; goodwill impairment; the effects of competition; tariff impacts and the impacts of the One Big Beautiful Bill Act. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements inherently involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this release. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: our ability to be profitable in the future; the rapidly evolving and competitive nature of the solar industry; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act and the H.R.1; future demand for renewable energy including solar energy solutions; our ability to maintain a return to free cash flow positive generation; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, rising interest rates and recessionary concerns; changes in the U.S. and global trade environments, including the imposition and/or increase of import tariffs or other restrictive trade measures; the retail price of electricity derived from the utility grid or alternative energy sources; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; interest rates and supply of capital in the global financial markets in general and in the PV market specifically; competition, including introductions of power optimizer, inverter, EV chargers, batteries and PV system monitoring products by our competitors; the retail price of electricity derived from the utility grid or alternative energy sources; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry and periodic downturns; product quality or performance problems in our products; changes in our geographic footprint or product and service offerings; our dependence upon a small number of outside contract manufacturers and limited or single source suppliers; delays, disruptions, and quality control problems in manufacturing; shortages, delays, price changes, or cessation of operations or production affecting our suppliers of key components; capacity constraints, delivery schedules, manufacturing yields, and costs of our contract manufacturers and availability of components; changing political, geopolitical conditions, and the conditions of the global energy market; performance of distributors and large installers in selling our products; consolidation in the solar industry among our customers and distributors; our ability to implement our new Enterprise Resource Planning ("ERP") system; our ability to successfully operate our global operations with a reduced work force; our ability to recognize expected benefits from restructuring plans; any unauthorized access to, disclosure, or theft of confidential or personal information or unauthorized access to our network or other similar cyber incidents; attempts by third parties, our employees, or our vendors might gain unauthorized access to our network or seek to compromise our products and services; emerging issues related to the development and use of artificial intelligence; loss of key executives, and our ability to retain key personnel and attract additional qualified personnel; disruption to our business operations due to the evolving conflict in Israel and other conditions in Israel that affect our operations; tax benefits that are available to us under Israeli law require us to meet various conditions and may be terminated or reduced in the future; difficulty to enforce a judgment of a U.S. court against our officers and directors, to assert U.S. securities laws claims in Israel; our dependence on ocean transportation to timely deliver our products in a cost-effective manner; fluctuations in global currency exchange rates; the impact of evolving legal and regulatory requirements, including corporate social responsibility and sustainability requirements; existing and future responses to and effects of pandemics, epidemics or other health crises; reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications; changes to net metering policies may reduce demand for electricity from PV systems; stringent and changing data privacy and security laws, rules, regulations and other obligations; federal, state, and local regulations governing the electric utility industry with respect to solar energy; business practices and regulatory compliance of our raw material suppliers; our ability to maintain our brand and to protect and defend our intellectual property; volatility of our stock price; our customers’ financial stability, creditworthiness, and debt leverage ratio; our ability to effectively design, launch, market, and sell new generations of our products and services; our ability to retain, and events affecting, our major customers; our ability to service our debt; impairment of our goodwill or other long-lived and intangible assets; our liquidity and ability to service our debt; and the other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed on February 25, 2026, in subsequent Quarterly Reports on Form 10Q and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. The preceding list is not intended to be an exhaustive list of all of our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Statements in this press release speak only as of the date they were made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Contacts

SolarEdge Technologies, Inc.

Maoz Sigron, Chief Financial Officer

investors@solaredge.com

Sapphire Investor Relations, LLC

Erica Mannion and Michael Funari

investors@solaredge.com

SOLAREDGE TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF LOSS (Unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues	$346,245	$289,429	$656,746	$508,909
Cost of revenues	251,093	257,298	493,313	459,242
Gross profit	95,152	32,131	163,433	49,667
Operating expenses:
Research and development, net	52,751	53,386	102,906	115,383
Sales and marketing	27,265	28,725	54,714	60,382
General and administrative	24,539	19,789	60,961	49,972
Other operating expense, net	6,643	45,724	15,941	42,149
Total operating expenses	111,198	147,624	234,522	267,886
Operating loss	(16,046)	(115,493)	(71,089)	(218,219)
Financial income (expense), net	(12,378)	(7,323)	(13,415)	2,745
Other income, net	—	4,017	—	4,165
Loss before income taxes	(28,424)	(118,799)	(84,504)	(211,309)
Income taxes	(2,329)	(5,657)	(3,615)	(11,383)
Net loss from equity method investments	—	(288)	—	(575)
Net loss	$(30,753)	$(124,744)	$(88,119)	$(223,267)

SOLAREDGE TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(in thousands, except per share data)

	June 30, 2026	December 31, 2025
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$527,257	$455,075
Restricted cash	54,660	84,771
Marketable securities	19,685	38,097
Trade receivables, net of allowances of $28,909 and $17,224, respectively	211,874	267,441
Inventories, net	599,817	552,632
Prepaid expenses and other current assets	454,844	341,831
Total current assets	1,868,137	1,739,847
LONG-TERM ASSETS:
Property, plant and equipment, net	253,942	269,351
Operating lease right-of-use assets, net	49,879	48,178
Intangible assets, net	5,780	7,129
Goodwill	49,846	50,123
Other long-term assets	75,946	67,566
Total long-term assets	435,393	442,347
Total assets	2,303,530	2,182,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables	460,141	271,983
Employees and payroll accruals	66,098	73,992
Warranty obligations	69,918	89,330
Deferred revenues and customers advances	49,326	70,371
Accrued expenses and other current liabilities	274,842	297,819
Total current liabilities	920,325	803,495
LONG-TERM LIABILITIES:
Convertible senior notes, net	332,332	331,561
Warranty obligations	238,979	268,559
Deferred revenues and customers advances	327,684	293,328
Finance lease liabilities	19,171	18,558
Operating lease liabilities	42,377	36,648
Other long-term liabilities	10,577	2,581
Total long-term liabilities	971,120	951,235
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000; Issued and outstanding: 61,512,619 and 60,360,154 shares as of June 30, 2026 and December 31, 2025, respectively	6	6
Additional paid-in capital	1,925,024	1,872,760
Accumulated other comprehensive income (loss)	8,813	(11,663)
Accumulated deficit	(1,521,758)	(1,433,639)
Total stockholders’ equity	412,085	427,464
Total liabilities and stockholders’ equity	$2,303,530	$2,182,194

SOLAREDGE TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands, except per share data)

	Six Months Ended June 30
	2026	2025
Cash flows from operating activities:
Net loss	$(88,119)	$(223,267)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,687	16,227
Impairment of asset held-for-sale	—	38,339
Stock-based compensation expenses	39,549	50,687
Loss from business disposition	7,699	17,875
Loss (gain) from exchange rate fluctuations	(1,740)	1,516
Other items	7,984	(2,221)
Changes in assets and liabilities:
Trade receivables, net	53,801	(54,686)
Inventories, net	(35,223)	125,125
Prepaid expenses and other assets	(125,103)	61,006
Operating lease right-of-use assets, net	6,600	5,153
Trade payables	188,259	71,217
Employees and payroll accruals	(7,173)	(2,038)
Warranty obligations	(48,975)	(34,609)
Deferred revenues and customers advances	13,362	(83,779)
Operating lease liabilities	(7,796)	(6,806)
Accrued expenses and other liabilities	21,032	46,285
Net cash provided by operating activities	35,844	26,024
Cash flows from investing activities:
Investment in available-for-sale marketable securities	—	(172,773)
Proceeds from maturities of available-for-sale marketable securities	18,388	292,679
Purchase of property, plant and equipment	(11,983)	(11,365)
Business dispositions, net of cash sold	(2,631)	(7,322)
Proceeds from sale of property, plant and equipment	603	10,314
Repayment related to governmental grant	—	(6,643)
Proceeds from sale of investment in privately-held company	—	4,000
Withdrawal from (investment in) restricted bank deposits	2,700	(138)
Payments made before lease commencement	(26,162)	—
Proceeds from loan receivables	56	27,475
Other investing activities	498	(40)
Net cash provided by (used in) investing activities	(18,531)	136,187
Cash flows from financing activities:
Repurchase of convertible debt	—	(5,093)
Issuance of common stock upon exercise of stock-based awards	3,850	10
Tax withholding in connection with stock-based awards, net	7,668	323
Other financing activities	(737)	(1,850)
Net cash provided by (used in) financing activities	10,781	(6,610)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	5,287	6,966
Increase in cash, cash equivalents and restricted cash including cash classified within current held-for-sale assets	33,381	162,567
Change in cash classified within current held-for-sale assets	8,690	—
Increase in cash, cash equivalents and restricted cash	42,071	162,567
Cash, cash equivalents and restricted cash, beginning of period	539,846	409,939
Cash, cash equivalents and restricted cash, end of period	$581,917	$572,506

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Gross profit (loss) (GAAP)	$95,152	$68,281	$74,471	$72,143	$32,131	$196,281	$(877,204)	$703,823
Revenues from finance component	(572)	(498)	(456)	(351)	(304)	(1,375)	(984)	(834)
Discontinued operation revenues	(152)	(64)	(1,107)	(85)	(8,132)	(16,422)	—	—
Discontinued operation cost of revenues	(240)	573	(331)	(13,101)	7,834	(4,806)	24,921	36,648
Stock-based compensation	3,693	3,607	3,687	3,959	4,004	16,022	21,952	23,200
Amortization of stock-based compensation capitalized in inventories	320	313	613	825	882	2,701	3,138	1,100
Amortization and depreciation of acquired asset	499	500	495	501	483	1,970	5,412	6,038
Restructuring charges	—	278	344	31	10	815	15,327	23,154
Gross profit (loss) (Non-GAAP)	$98,700	$72,990	$77,716	$63,922	$36,908	$195,186	$(807,438)	$793,129

Gross margin (loss) (GAAP)	27.5%	22.0%	22.2%	21.2%	11.1%	16.6%	(97.3)%	23.6%
Revenues from finance component	(0.3)	(0.2)	0.0	0.0	0.0	(0.1)	(0.1)	0.0
Discontinued operation revenues	0.0	0.0	0.0	0.0	(2.8)	(1.4)	—	—
Discontinued operation cost of revenues	(0.1)	0.2	0.0	(3.9)	3.0	(0.4)	2.8	1.2
Stock-based compensation	1.2	1.1	1.1	1.2	1.4	1.4	2.4	0.9
Amortization of stock-based compensation capitalized in inventories	0.1	0.1	0.0	0.2	0.3	0.2	0.3	0.0
Amortization and depreciation of acquired asset	0.2	0.2	0.0	0.1	0.1	0.3	0.6	0.2
Restructuring charges	—	0.1	0.0	0.0	0.0	0.1	1.7	0.8
Gross margin (loss) (Non-GAAP)	28.6%	23.5%	23.3%	18.8%	13.1%	16.7%	(89.6)%	26.7%

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Operating expenses (GAAP)	$111,198	$123,324	$122,781	$107,293	$147,624	$497,960	$831,084	$663,618
Stock-based compensation - R&D	(8,403)	(8,061)	(8,442)	(10,681)	(9,856)	(44,890)	(62,546)	(66,944)
Stock-based compensation - S&M	(3,996)	(4,151)	(4,298)	(4,348)	(4,342)	(17,730)	(27,328)	(30,987)
Stock-based compensation - G&A	(3,605)	(4,033)	(3,546)	(2,897)	(1,059)	(13,903)	(25,425)	(28,814)
Amortization and depreciation of acquired assets - R&D	—	—	—	—	—	—	(1,000)	(989)
Amortization and depreciation of acquired assets - S&M	(116)	(116)	(116)	(116)	(116)	(772)	(1,599)	(927)
Amortization and depreciation of acquired assets - G&A	—	—	—	—	—	—	(6)	(15)
Amortization of stock-based compensation capitalized in assets	(109)	(110)	—	—	—	—	—	—
Discontinued operation	176	556	(6,989)	(316)	(27,069)	(35,896)	(3,293)	(388)
Restructuring charges	18	(371)	(423)	(426)	(867)	(4,329)	(5,607)	—
Assets impairment and disposal by abandonment	(6,646)	(970)	(3,135)	(672)	(1,967)	(5,998)	(251,823)	(30,790)
Gain (loss) from assets sales	—	(8,327)	(7,117)	(158)	(17,108)	(23,721)	(5,746)	1,262
Certain litigation and other contingencies	—	—	—	—	—	—	399	(1,786)
Acquisition costs	—	—	—	—	—	—	(9)	(135)
Operating expenses (Non-GAAP)	$88,517	$97,741	$88,715	$87,679	$85,240	$350,721	$447,101	$503,105

Operating income (loss) (GAAP)	$(16,046)	$(55,043)	$(48,310)	$(35,150)	$(115,493)	$(301,679)	$(1,708,288)	$40,205
Revenues from finance component	(572)	(498)	(456)	(351)	(304)	(1,375)	(984)	(834)
Discontinued operation	(568)	(47)	5,551	(12,870)	26,771	14,668	28,214	37,036
Stock-based compensation	19,697	19,852	19,973	21,885	19,261	92,545	137,251	149,945
Amortization of stock-based compensation capitalized in inventories	320	313	613	825	882	2,701	3,138	1,100
Amortization and depreciation of acquired assets	615	616	611	617	599	2,742	8,017	7,969
Amortization of stock-based compensation capitalized in assets	109	110	—	—	—	—	—	—
Restructuring charges	(18)	649	767	457	877	5,144	20,934	23,154
Assets impairment and disposal by abandonment	6,646	970	3,135	672	1,967	5,998	251,823	30,790
Loss (gain) from assets sales	—	8,327	7,117	158	17,108	23,721	5,746	(1,262)
Certain litigation and other contingencies	—	—	—	—	—	—	(399)	1,786
Acquisition costs	—	—	—	—	—	—	9	135
Operating income (loss) (Non-GAAP)	$10,183	$(24,751)	$(10,999)	$(23,757)	$(48,332)	$(155,535)	$(1,254,539)	$290,024

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Financial income (expense), net (GAAP)	$(12,378)	$(1,037)	$(77,784)	$3,040	$(7,323)	$(71,999)	$(14,570)	$41,212
Non cash interest expense	5,208	4,793	4,420	4,462	4,326	17,259	14,877	12,703
Currency fluctuation related to lease standard	4,382	(317)	3,360	1,552	7,151	10,430	(744)	(3,055)
Discontinued operation	(1,613)	3	1,402	(958)	2,265	2,433	—	—
CTA reclassification upon liquidation of a foreign subsidiary	20	225	59,520	—	—	59,520	—	—
One-time foreign exchange impact from VAT settlement agreement	—	(3,900)	10,963	—	—	10,963	—	—
Financial income (expense), net (Non-GAAP)	$(4,381)	$(233)	$1,881	$8,096	$6,419	$28,606	$(437)	$50,860

Other income (loss) (GAAP)	$—	$—	$(6,582)	$(15,011)	$4,017	$(17,428)	$14,547	$(318)
Loss (gain) from sale of equity and debt investments	—	—	—	—	—	(2)	(2,966)	193
Gain from business combination	—	—	—	—	—	—	(1,125)	—
Gain from the repurchase of convertible notes	—	—	—	—	—	(146)	(15,456)	—
Loss (gain) from sale of private held companies	—	—	155	—	(4,017)	(3,862)	—	—
Loss from impairment of private held companies	—	—	6,427	15,011	—	21,438	5,000	—
Other income (loss) (Non-GAAP)	$—	$—	$—	$—	$—	$—	$—	$(125)

Income tax benefit (expense) (GAAP)	$(2,329)	$(1,286)	$564	$(2,563)	$(5,657)	$(13,382)	$(96,150)	$(46,420)
Income tax adjustment	105	(15)	389	(124)	(100)	10	39,007	(45,896)
Income tax benefit (expense) (Non-GAAP)	$(2,224)	$(1,301)	$953	$(2,687)	$(5,757)	$(13,372)	$(57,143)	$(92,316)

Equity method investments income (loss) (GAAP)	$—	$—	$(9)	$(376)	$(288)	$(960)	$(1,896)	$(350)
Loss from equity method investments	—	—	9	376	288	960	1,896	350
Equity method investments income (loss) (Non-GAAP)	$—	$—	$—	$—	$—	$—	$—	$—

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Net income (loss) (GAAP)	$(30,753)	$(57,366)	$(132,121)	$(50,060)	$(124,744)	$(405,448)	$(1,806,357)	$34,329
Revenues from finance component	(572)	(498)	(456)	(351)	(304)	(1,375)	(984)	(834)
Discontinued operation	(2,181)	(44)	6,953	(13,828)	29,036	17,101	28,214	37,036
Stock-based compensation	19,697	19,852	19,973	21,885	19,261	92,545	137,251	149,945
Amortization of stock-based compensation capitalized in inventories	320	313	613	825	882	2,701	3,138	1,100
Amortization and depreciation of acquired assets	615	616	611	617	599	2,742	8,017	7,969
Amortization of stock-based compensation capitalized in assets	109	110	—	—	—	—	—	—
Restructuring charges	(18)	649	767	457	877	5,144	20,934	23,154
Assets impairment and disposal by abandonment	6,646	970	3,135	672	1,967	5,998	251,823	30,790
Loss (gain) from assets sales	—	8,327	7,117	158	17,108	23,721	5,746	(1,262)
Certain litigation and other contingencies	—	—	—	—	—	—	(399)	1,786
Acquisition costs	—	—	—	—	—	—	9	135
Non cash interest expense	5,208	4,793	4,420	4,462	4,326	17,259	14,877	12,703
CTA reclassification upon liquidation of a foreign subsidiary	20	225	59,520	—	—	59,520	—	—
One-time foreign exchange impact from VAT settlement agreement	—	(3,900)	10,963	—	—	10,963	—	—
Currency fluctuation related to lease standard	4,382	(317)	3,360	1,552	7,151	10,430	(744)	(3,055)
Loss (gain) from sale of equity and debt investments	—	—	—	—	—	(2)	(2,966)	193
Gain from business combination	—	—	—	—	—	—	(1,125)	—
Gain from the repurchase of convertible notes	—	—	—	—	—	(146)	(15,456)	—
Loss (gain) from sale from private held companies	—	—	155	—	(4,017)	(3,862)	—	—
Loss from impairment of private held companies	—	—	6,427	15,011	—	21,438	5,000	—
Income tax adjustment	105	(15)	389	(124)	(100)	10	39,007	(45,896)
Equity method adjustments	—	—	9	376	288	960	1,896	350
Net income (loss) (Non-GAAP)	$3,578	$(26,285)	$(8,165)	$(18,348)	$(47,670)	$(140,301)	$(1,312,119)	$248,443

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Net basic earnings (loss) per share (GAAP)	$(0.50)	$(0.95)	$(2.21)	$(0.84)	$(2.13)	$(6.88)	$(31.64)	$0.61
Revenues from finance component	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)
Discontinued operation	(0.04)	0.00	0.12	(0.23)	0.50	0.29	0.49	0.66
Stock-based compensation	0.32	0.33	0.33	0.37	0.33	1.57	2.41	2.65
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.01	0.01	0.01	0.05	0.05	0.02
Amortization and depreciation of acquired assets	0.01	0.01	0.01	0.01	0.01	0.04	0.14	0.14
Amortization of stock-based compensation capitalized in assets	0.00	0.00	—	—	—	—	—	—
Restructuring charges	0.00	0.01	0.02	0.01	0.02	0.09	0.37	0.41
Assets impairment and disposal by abandonment	0.11	0.02	0.05	0.01	0.03	0.10	4.41	0.54
Loss (gain) from assets sales	—	0.14	0.12	0.00	0.30	0.40	0.10	(0.02)
Certain litigation and other contingencies	—	—	—	—	—	—	(0.01)	0.03
Acquisition costs	—	—	—	—	—	—	0.00	0.00
Non cash interest expense	0.09	0.08	0.07	0.08	0.07	0.30	0.26	0.23
CTA reclassification upon liquidation of a foreign subsidiary	0.00	0.00	1.00	—	—	1.01	—	—
One-time foreign exchange impact from VAT settlement agreement	—	(0.06)	0.18	—	—	0.18	—	—
Currency fluctuation related to lease standard	0.07	(0.01)	0.06	0.02	0.12	0.18	(0.01)	(0.06)
Loss (gain) from sale of equity and debt investments	—	—	—	—	—	0.00	(0.05)	0.01
Gain from business combination	—	—	—	—	—	—	(0.02)	—
Gain from the repurchase of convertible notes	—	—	—	—	—	0.00	(0.27)	—
Loss (gain) from sale from private held companies	—	—	0.00	—	(0.06)	(0.07)	—	—
Loss from impairment of private held companies	—	—	0.11	0.26	—	0.36	0.09	—
Income tax adjustment	0.00	0.00	0.00	(0.01)	0.00	0.00	0.68	(0.81)
Equity method adjustments	—	—	0.00	0.01	0.00	0.02	0.03	0.00
Net basic earnings (loss) per share (Non-GAAP)	$0.06	$(0.43)	$(0.14)	$(0.31)	$(0.81)	$(2.38)	$(22.99)	$4.39

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Net diluted earnings (loss) per share (GAAP)	$(0.50)	$(0.95)	$(2.21)	$(0.84)	$(2.13)	$(6.88)	$(31.64)	$0.60
Revenues from finance component	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.01)
Discontinued operation	(0.04)	0.00	0.12	(0.23)	0.50	0.29	0.49	0.64
Stock-based compensation	0.34	0.33	0.33	0.37	0.33	1.57	2.41	2.57
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.01	0.01	0.01	0.05	0.05	0.02
Amortization and depreciation of acquired assets	0.00	0.01	0.01	0.01	0.01	0.04	0.14	0.14
Amortization of stock-based compensation capitalized in assets	0.01	0.00	—	—	—	—	—	—
Restructuring charges	0.00	0.01	0.02	0.01	0.02	0.09	0.37	0.40
Assets impairment and disposal by abandonment	0.10	0.02	0.05	0.01	0.03	0.10	4.41	0.53
Loss (gain) from assets sales	—	0.14	0.12	0.00	0.30	0.40	0.10	(0.02)
Certain litigation and other contingencies	—	—	—	—	—	—	(0.01)	0.03
Acquisition costs	—	—	—	—	—	—	0.00	0.00
Non cash interest expense	0.08	0.08	0.07	0.08	0.07	0.30	0.26	0.03
CTA reclassification upon liquidation of a foreign subsidiary	0.00	0.00	1.00	—	—	1.01	—	—
One-time foreign exchange impact from VAT settlement agreement	—	(0.06)	0.18	—	—	0.18	—	—
Currency fluctuation related to lease standard	0.06	(0.01)	0.06	0.02	0.12	0.18	(0.01)	(0.05)
Loss (gain) from sale of equity and debt investments	—	—	—	—	—	0.00	(0.05)	0.00
Gain from business combination	—	—	—	—	—	—	(0.02)	—
Gain from the repurchase of convertible notes	—	0.00	—	—	—	0.00	(0.27)	—
Loss (gain) From sale from private held companies	—	—	0.00	—	(0.06)	(0.07)	—	—
Loss from impairment of private held companies	—	—	0.11	0.26	—	0.36	0.09	—
Income tax adjustment	0.00	0.00	0.00	(0.01)	0.00	0.00	0.68	(0.76)
Equity method adjustments	—	—	0.00	0.01	0.00	0.02	0.03	0.00
Net diluted earnings (loss) per share (Non-GAAP)	$0.05	$(0.43)	$(0.14)	$(0.31)	$(0.81)	$(2.38)	$(22.99)	$4.12

SOLAREDGE TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	December 31, 2025	December 31, 2024	December 31, 2023
Number of shares used in computing net diluted earnings (loss) per share (GAAP)	61,045,194	60,517,248	59,828,042	59,278,269	58,567,394	58,954,380	57,082,182	57,237,518
Stock-based compensation	4,772,503	—	—	—	—	—	—	725,859
Notes due 2025	—	—	—	—	—	—	—	2,276,818
Number of shares used in computing net diluted earnings (loss) per share (Non-GAAP)	65,817,697	60,517,248	59,828,042	59,278,269	58,567,394	58,954,380	57,082,182	60,240,195

Net cash provided by (used in) operating activities (GAAP)	$11,416	$24,428	$52,629	$25,608	$(7,799)	$104,261	$(313,319)	$(180,113)
Purchases of property and equipment	(8,282)	(3,701)	(9,293)	(2,809)	(1,256)	(23,467)	(108,163)	(170,523)
Discontinued operation	—	—	—	—	—	(3,867)	—	—
Free cash flow (deficit) (Non-GAAP)	$3,134	$20,727	$43,336	$22,799	$(9,055)	$76,927	$(421,482)	$(350,636)